UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2025

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 (this “Amendment”) to the Current Report on Form 8-K originally filed by Apimeds Pharmaceuticals US, Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2025, as amended on December 10, 2025 (the “Original Report”), is being filed solely to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with the reverse merger transaction previously reported under Item 2.01 (Completion of Acquisition or Disposition of Assets) in the Original Report.

This Amendment does not reflect any events occurring after the filing of the Original Report and does not amend or update any disclosures contained therein, except as expressly provided herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 2.01 in the Company’s Original Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

●	Unaudited consolidated financial statements as of September 30, 2025, and for the Six Months Ended September 30, 2025 and 2024, and the related notes, which are included as Exhibit 99.1 hereto and incorporated herein by reference; and

●	Audited consolidated financial statements for the years ended March 31, 2025, and March 31, 2024, and the related notes, which are included as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information

●	The unaudited pro forma combined balance sheets of the Company and MindWave as of September 30, 2025 have been prepared to reflect the effects of the merger as if it occurred on September 30, 2025. The unaudited pro forma combined statements of operations for the Company and MindWave for the six months ended September 30, 2025 combine the historical results and operations of the Company and APUS giving effect to the merger as if it occurred on April 1, 2025. The unaudited pro forma combined statements of operations for the Company and MindWave for the twelve months ended March 31, 2025 combine the historical results and operations of the Company and MindWave giving effect to the merger as if it occurred on April 1, 2024, which are included as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited consolidated financial statements as of September 30, 2025, and for the six months ended September 30, 2025 and 2024
99.2	Audited consolidated financial statements for the years ended March 31, 2025 and March 31, 2024
99.3	Unaudited proforma consolidated financial information
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: February 17, 2026	By:	/s/ Vin Menon
	Name:	Dr. Vin Menon
	Title:	Chief Executive Officer

3